UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 22, 2003
                                -----------------

                            INFORMATION HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)



   Delaware                        1-14371                     06-1518007
   --------                        -------                     ----------
(State or other               (Commission File               (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)


                2777 Summer Street, Suite 209, Stamford, CT   06905
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               (Address of principal executive offices)    (Zip Code)

                                 (203) 961-9106
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              (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure.
        -----------------------------------------

     On December 22, 2003, Information Holdings Inc., a Delaware corporation ("Information Holdings"), announced that it has sold its Transcender LLC unit ("Transcender") to a subsidiary of Kaplan Inc., the worldwide educational services provider ("Kaplan"). Under the terms of the agreement, Kaplan has acquired substantially all of the assets of Transcender for cash consideration of $10 million and the assumption of certain operating liabilities. Transcender, a subsidiary of Information Holdings, is a Delaware limited liability company.

     The press release announcing the consummation of the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing is qualified in its entirety by reference to such document.

Item 7. Financial Statement and Exhibits.
        --------------------------------

     (c)  Exhibits.

          99.1      Press Release issued by Information Holdings on December 22,
                    2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFORMATION HOLDINGS INC.
Date: December 22, 2003
                                        By: /s/  Vincent A. Chippari
                                            ------------------------------
                                            Name:  Vincent A. Chippari
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                             Description
-------                             -----------
99.1           Press Release issued by Information Holdings Inc. on December 22,
               2003.